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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ___________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 19, 2004


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


             Delaware                 0-20574               51-0340466
   (State or other jurisdiction    (Commission            (IRS Employer
         of incorporation)          File Number)        Identification No.)


                                26950 Agoura Road
                        Calabasas Hills, California 91301
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     On August 19, 2004, The Cheesecake Factory Incorporated issued a press release entitled "The Cheesecake Factory Opens in Pittsburgh, Pennsylvania". A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 19, 2004                 THE CHEESECAKE FACTORY INCORPORATED



                                       By:  /s/ MICHAEL J. DIXON
                                           -------------------------------------
                                           Michael J. Dixon
                                           Senior Vice President and Chief
                                           Financial Officer

                                  EXHIBIT INDEX


     Exhibit           Description
-----------------    -----------------------------------------------------------
      99.1             Press Release dated August 19, 2004 entitled "The
                       Cheesecake Factory Opens in Pittsburgh, Pennsylvania."